                                                                   EXHIBIT 10.15
--------------------------------------------------------------------------------


                             SECOND SUPPLEMENT TO

                             INTER-GROUP AGREEMENT

                               between and among

                                  AT&T CORP.,

                               on the one hand,

                                      and

                          LIBERTY MEDIA CORPORATION,

                            LIBERTY MEDIA GROUP LLC

                     and each Covered Entity listed on the

                            signature pages hereof,

                              on the other hand,

                        dated as of September 24, 1999


--------------------------------------------------------------------------------

                             SECOND SUPPLEMENT TO

                             INTER-GROUP AGREEMENT


          Agreement dated as of September 24, 1999 (this "Agreement") between
                                                          ---------
AT&T Corp., a New York corporation ("AT&T"), for itself and on behalf of the
                                     ----
members of the Common Stock Group, on the one hand, and Liberty Media Corporation, a Delaware corporation ("LMC"), Liberty Media Group LLC, a Delaware
                                      ---
limited liability company, and for so long as such Covered Entity remains a Covered Entity under the applicable provisions of the AT&T Charter Amendment, each Covered Entity listed on the signature pages hereof (collectively, the "Liberty Media Parties"), for themselves and, in the case of LMC, on behalf of
----------------------
the other members of the Liberty Media Group, on the other hand. Capitalized terms used herein without definition have the meanings ascribed to such terms in the Inter-Group Agreement (as hereinafter defined).

          WHEREAS, AT&T and the Liberty Media Parties are parties to that certain Inter-Group Agreement, dated as of March 9, 1999 (the "Inter-Group
                                                               -----------
Agreement"), as supplemented and modified by the First Supplement to Inter-Group
---------
Agreement, dated as of May 28, 1999 (the "First Supplement"), which establishes
                                          ----------------
certain terms and conditions concerning the responsibilities and obligations of each Group to the other as well as certain additional provisions concerning the Groups' relationships with each other;

          WHEREAS, in response to the request of the Liberty Media Parties, the Capital Stock Committee of the AT&T Board of Directors has adopted the resolutions attached as Exhibit A hereto approving and authorizing the repurchase by AT&T from time to time of up to 135 million AT&T Liberty Tracking Shares (as such number shall be adjusted from time to time to reflect stock splits, stock dividends, stock combinations and similar events affecting the AT&T Liberty Tracking Shares), in accordance with the terms and conditions set forth in the resolution of the Capital Stock Committee and this Agreement (the "Stock
                                                                          -----
Repurchase Program"); and
------------------

          WHEREAS, AT&T and the Liberty Media Parties desire to supplement and modify the Inter-Group Agreement in the manner set forth in this Agreement and to establish in this Agreement certain terms and conditions concerning the responsibilities and obligations of each Group to the other as well as certain additional provisions concerning each Group's relationship with the other as the same may relate to the Stock Repurchase Program and certain related transactions.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, AT&T and the Liberty Media Parties hereby agree as follows:

                                   ARTICLE I

     CERTAIN MATTERS RELATING TO THE STOCK REPURCHASE PROGRAM

          SECTION 1.1.  Repurchases of AT&T Liberty Tracking Shares.
                        -------------------------------------------

          (a) Notwithstanding any provision of the Inter-Group Agreement to the contrary, the Liberty Media Parties hereby consent (i) to the acquisition from time to time of AT&T Liberty Tracking Shares by AT&T pursuant to the Stock Repurchase Program, (ii) the use of funds, securities or other property attributable to or to be made available by the Liberty Media Group to effect such acquisitions and (iii) the consummation of any Repurchase Transaction in accordance with the terms of any Repurchase Notice (as such terms are defined herein).

          (b) The Stock Repurchase Program will be effected through one or more of the following methods, as specified by LMC (subject to Section 1.1(g) hereof) in a Repurchase Notice

(as defined below) from time to time following the date hereof: (i) the purchase by AT&T of AT&T Liberty Tracking Shares in open market transactions ("Open
                                                                      ----
Market Purchase Transactions"), (ii) the entering into by AT&T of agreements or
----------------------------
arrangements, or the issuance and sale by AT&T of securities or other instruments, in each case giving any Person the right to require AT&T to purchase a specified amount of AT&T Liberty Tracking Shares at a specified price (any such agreement, arrangement or instrument, a "Put Right"), (iii) the
                                                   ---------
entering into by AT&T of agreements or arrangements with any Person granting to AT&T the right to purchase a specified amount of AT&T Liberty Tracking Shares at a specified price (such agreement or arrangement, a "Call Right") and (iv)
                                                     ----------
AT&T's engaging in swaps or other derivative transactions relating to the AT&T Liberty Tracking Shares pursuant to which AT&T would directly or indirectly acquire AT&T Liberty Tracking Shares. The creation of any Put Right, the acquisition of any Call Right or the entering into of any other transaction involving a swap or other derivative transaction described in clauses (ii),
(iii) and (iv) above are hereinafter referred to collectively as "Derivative
                                                                  ----------
Transactions", and Derivative Transactions and Open Market Purchase Transactions
------------
are hereinafter referred to collectively as "Repurchase Transactions".
                                             -----------------------

          (c) LMC will notify AT&T in a writing signed by the President or any Vice President of LMC (each, an "Authorized LMC Officer") of any proposed
                                 ----------------------
Repurchase Transaction, which notice shall specify the type of Repurchase Transaction which LMC is requesting AT&T to engage in and include all material terms and conditions thereof, including, without limitation, the amount of each class of AT&T Liberty Tracking Shares to be acquired, the price or prices at which such acquisitions should be consummated, the identity of any broker, dealer or other securities professional to be utilized in connection with such transaction, and the manner in which funds or other property or securities owned by a member of the Liberty Media Group will be made available to AT&T in connection with such transaction (such notice, a "Repurchase Notice"). Such Repurchase Notice shall include a representation by
 -----------------
LMC to AT&T to the effect that there is no material nonpublic information concerning the Liberty Media Parties and that consummation of the Repurchase Transaction in the manner specified in the Repurchase Notice will comply with applicable law. As to any Open Market Purchase Transaction, a Repurchase Notice may be sent to AT&T contemporaneously with the placement of a purchase order on behalf of AT&T by an Authorized LMC Officer with a broker, dealer or other securities professional with whom AT&T has established an account at the request of LMC (or in the event that AT&T has notified LMC that AT&T reasonably expects to repurchase Common Stock on such day, with a broker designated by AT&T) for the purpose of effecting Repurchase Transactions pursuant to this Agreement.

          (d) Subject to Section 1.1(g) hereof, upon receipt of a Repurchase Notice AT&T shall use its commercially reasonable efforts to effect the requested transaction as promptly as practicable and in accordance with the terms and conditions set forth in the Repurchase Notice and any applicable laws, rules and regulations, including, but not limited to, federal and state securities laws and the rules and regulations of The New York Stock Exchange, Inc. Unless otherwise consented to by AT&T, the parties agree that any Open Market Purchase Transactions shall be made in accordance with Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended, and any successor rule or regulation or other applicable rule or regulation relating to purchases by an issuer or its affiliate of the issuer's securities.

          (e) In connection with any Repurchase Notice relating to a proposed Derivative Transaction, AT&T shall not be required to engage in such Derivative Transaction unless (i) the period during which AT&T is obligated with respect to such Derivative Transaction terminates no later than February 12, 2001 and (ii) following discussions among the officers and employees of, and consultants and advisors to, each of AT&T and LMC, as to the legal, tax, financial and accounting implications of such proposed Derivative Transaction, AT&T and LMC, each acting in good faith, shall have agreed that the proposed Derivative Transaction will not result in or cause any significant negative impact upon AT&T or the Common Stock Group, provided that any such agreement shall not prejudice AT&T's or the Common Stock Group's rights under Section 1.2(b) hereof or under the Tax Sharing Agreement among AT&T, LMC and the other parties thereto, as amended from time to time (the "Tax Sharing Agreement").
           ---------------------

          (f) In connection with any Repurchase Transaction, LMC shall make available to the Common Stock Group such amount(s) in cash or, to the extent that the Repurchase Transaction involves the payment by AT&T of consideration other than cash, deliver such securities or other property as is required to consummate the transaction contemplated by the Repurchase Notice, and, subject to Section 1.1(g) hereof, AT&T shall make such cash payments or deliver such securities or other property in connection with such transaction, all in accordance with the terms specified in the Repurchase Notice; provided, however,
                                                              --------  -------
that in the event the Repurchase Transaction is not consummated for any reason within the time period specified in such Repurchase Notice, AT&T shall so notify LMC in writing of such event and, unless instructed in writing to the contrary by LMC within two (2) Business Days of the date such notice is delivered, return
(i) to LMC any such cash, securities or other property that have been previously delivered to AT&T and have not been delivered to a third party in accordance with the terms of the Repurchase Notice or (ii) to the extent that such cash, securities or other property have been delivered to a third party in accordance with the terms of the Repurchase Notice, use commercially reasonable efforts to require such third party to deliver to AT&T (which will then be obligated to deliver such cash, securities or other property to LMC) or LMC such cash, securities or other property; provided, that to the extent AT&T is unable, through its use of
          --------
commercially reasonable efforts, to obtain the return of such cash, securities or other property, AT&T shall assign any rights it may have with respect to such cash, securities or other property (including any rights with respect to any such third party) to LMC. In the case of a Repurchase Transaction effected in accordance with the last sentence of Section 1.1(c), LMC shall make any such payment or delivery to AT&T or, if so directed by AT&T, directly to the Person specified in such Repurchase Notice, or if such Repurchase Notice contemplates AT&T's establishment of an account for such purpose, to the account designated by AT&T. All AT&T Liberty Tracking Shares acquired by AT&T pursuant to Repurchase Transactions shall be cancelled and restored to the status of authorized but unissued shares of the applicable class of AT&T Liberty Tracking Shares.

          (g) Notwithstanding anything to the contrary set forth in this Agreement, AT&T shall not be required to effect a particular Repurchase Transaction if (in each case, as reasonably determined by AT&T):

               (i) at the time (x) the order is delivered to AT&T (or any broker acting on its behalf) to purchase AT&T Liberty Tracking Shares in connection with an Open Market Purchase Transaction, (y) AT&T (or any person acting on its behalf) acquires the right to acquire AT&T Liberty Tracking Shares from a third party in any Derivative Transaction or (z) that all parties to such Repurchase Transaction have not irrevocably committed to consummate such Repurchase Transaction, AT&T is or would be deemed to be in possession of material nonpublic information concerning the Liberty Media Parties or the AT&T Liberty Tracking Shares; provided, however, that upon any such determination by it pursuant to this
--------  -------
Section 1(g)(i), AT&T shall promptly notify LMC of such determination and thereafter AT&T's right to refuse to effect such Repurchase Transaction pursuant to this Section 1(g)(i) shall terminate upon disclosure and dissemination (by LMC or otherwise) of such material nonpublic information; provided, however,
                                                          --------  -------
that nothing herein shall require AT&T to make such disclosure.

               (ii) consummation of such Repurchase Transaction would violate any applicable law; or

               (iii) except with respect to Repurchase Transactions for which orders with third parties have already been placed, AT&T notifies LMC that such (or any) Repurchase Transaction would materially delay or interfere with a potential merger, acquisition, sale of Common Stock, repurchase of Common Stock or other transaction in which AT&T or the Common Stock Group intends to engage.

          SECTION 1.2.  Certain Liabilities Relating to the Stock Repurchase
                        ----------------------------------------------------
Program.
-------

          (a) Subject to the penultimate sentence of this subsection (a), the Liberty Media Group shall be responsible for, and shall reimburse the Common Stock Group for: (i) any and all reasonable costs, fees and expenses incurred by AT&T or any member of the Common Stock Group in connection with the negotiation, review, execution and delivery of this Agreement and any agreement required to be entered into by AT&T in connection with any Repurchase Transaction; (ii) any and all costs, fees and expenses incurred by AT&T or any member of the Common Stock Group directly in connection with the consummation of any Repurchase Transaction entered into in accordance with this Agreement and the applicable Repurchase Notice, including, without limitation, any fees and expenses payable by AT&T to brokers, dealers or other securities professionals or other advisors specified in any such Repurchase Notice (or to the broker specified by AT&T pursuant to Section 1(c)) solely in connection with any such Repurchase Transaction; (iii) any and all Liabilities (including reasonable attorneys' fees and expenses) arising out of or resulting from any action taken in good faith by AT&T or any member of the Common Stock Group in accordance with this Agreement; and (iv) all other fees and expenses related to AT&T's performance of its obligations hereunder relating to the Stock Repurchase Program in accordance with the terms of this Agreement, including, in each case, any internal costs, fees and expenses (which shall be determined in any reasonable manner developed by AT&T for tracking such internal costs, fees and expenses). All such costs, fees and expenses required to be reimbursed in accordance with this Agreement shall be paid to AT&T promptly upon receipt of appropriate documentation related thereto. Notwithstanding the foregoing, the Common Stock Group will be liable for any Excluded Buyback Tax Items (as defined in the amendment, dated the date hereof, to the Tax Sharing Agreement) to the extent set forth in the Tax Sharing Agreement, as so amended. The Liberty Media Group shall also be responsible for any and all costs, fees and expenses incurred by any Liberty Media Party in connection herewith and any and all Liabilities (including reasonable attorney's fees and expenses) arising out of or resulting from any action taken by any Liberty Media Party in connection herewith.

          (b) LMC shall indemnify and hold harmless AT&T and each member of the Common Stock Group from and against, and pay and reimburse AT&T and each member of the Common Stock Group for, any and all Liabilities (including reasonable attorneys' fees and expenses) (without duplication) for which the Liberty Media Group is responsible pursuant to this Section 1.2 in each case in accordance with Section 1.4(c) of the Inter-Group Agreement. Any such Liability shall be deemed to be a liability of the Liberty Media Group, as opposed to the Common Stock Group, for all purposes hereunder and under the Inter-Group Agreement.

          SECTION 1.3.  Debt Incurrence.  Any debt incurred, directly or
                        ---------------
indirectly, by AT&T or any member of the Common Stock Group in connection with the acquisition, in compliance with this Agreement and the relevant Repurchase Notice, of AT&T Liberty Tracking Shares pursuant to the Stock Repurchase Program
(i) shall constitute a Liberty Debt Incurrence, (ii) shall be deemed to be incurred with a Liberty Approval and (iii) shall be included in total debt of the Liberty Media Group for purposes of determining the Liberty Media Group Debt Limit in accordance with Section 1.3(b) of the Inter-Group Agreement.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

          SECTION 2.1.  Representations and Warranties of AT&T.  AT&T represents
                        --------------------------------------
and warrant to LMC that (a) AT&T is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by AT&T and the consummation by AT&T of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of AT&T and no other corporate proceedings on the part of AT&T are necessary to authorize this Agreement or any of the transactions contemplated hereby, (c) this Agreement has been duly executed and delivered by AT&T and constitutes a valid and binding obligation of AT&T, and, assuming this Agreement constitutes a valid and binding obligation of LMC and each of the Covered Entities, is enforceable against AT&T and each member of the Common Stock Group in accordance with its terms, (d) neither the execution, delivery or performance of this Agreement by AT&T constitutes a breach or violation of or conflicts with the AT&T Charter or AT&T's By-Laws or any material agreement to which AT&T is a party, and (e) none of such material agreements would impair in any material respect the ability of AT&T to perform its obligations hereunder.

          SECTION 2.2.  Representations and Warranties of LMC. LMC represents
                        -------------------------------------
and warrants to AT&T that (a) LMC is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by LMC and the consummation by LMC of the transactions contemplated hereby have been duly authorized by all necessary action on the part of LMC and no other proceedings on the part of LMC are necessary to authorize this Agreement or any of the transactions contemplated hereby, (c) this Agreement has been duly executed and delivered by LMC and each Covered Entity and constitutes a valid and binding obligation of LMC and each Covered Entity, and, assuming this Agreement constitutes a valid and binding obligation of AT&T, is enforceable against LMC and each Covered Entity in accordance with its terms, (d) neither the execution, delivery or performance of this Agreement by LMC constitutes a breach or violation of or conflicts with its certificate of incorporation or by-laws or any material agreement to which LMC is a party, (e) none of such material agreements would impair in any material respect the ability of LMC to perform its obligations hereunder and (f) this Agreement has been approved by a Required Majority (as defined in LMC's Certificate of Incorporation) of the members of the board of directors of LMC.

                                  ARTICLE III

                                 MISCELLANEOUS

          SECTION 3.1.  Notices. All notices, requests, demands or other
                        -------
communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy and confirmed by return telecopy, or upon the receipt after being mailed by first-class mail, postage prepaid and return receipt requested in each case to the applicable addresses or facsimile numbers set forth below:

     If to AT&T or any member of the Common Stock Group:

          AT&T Corp.
          295 North Maple Avenue
          Basking Ridge, New Jersey  07920
          Attention:   Vice President-Law
                       and Corporate Secretary
          Facsimile:   (908) 221-6618

     with a copy to:

          Wachtell, Lipton, Rosen & Katz
          51 West 52nd Street
          New York, New York 10019
          Attention:   Richard D. Katcher, Esq.
                       Steven A. Rosenblum, Esq.
          Facsimile:   (212) 403-2000

     If to LMC or any member of the Liberty Media Group:

          Liberty Media Corporation
          9197 South Peoria Street
          Englewood, Colorado 80112
          Attention:   Charles Y. Tanabe, Esq.
          Facsimile:   (720) 875-5382
     with a copy to:

          Baker & Botts, L.L.P.
          599 Lexington Avenue
          New York, New York 10022
          Attention:   Elizabeth M. Markowski, Esq.
          Facsimile:   (212) 705-5125

or such other address as such party shall have designated by notice so given to each other party.

          SECTION 3.2.  Amendments; No Waivers.
                        ----------------------
          (a) This Agreement shall be amended, changed, supplemented, waived or otherwise modified only by an instrument in writing signed by each of AT&T and LMC (and following a Triggering Event, Liberty Media Group LLC).

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 3.3.  Successors and Assigns. Neither this Agreement nor any
                        ----------------------
of the rights or obligations under this Agreement shall be assigned, in whole or in part, by any party without the prior written consent of the other parties hereto; provided, however, that the assignment of its rights and obligations
        --------  -------
under this Agreement by LMC or any Covered Entity to Liberty Media Group LLC in connection with the transactions contemplated by the Contribution Agreement shall not require the consent of AT&T. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          SECTION 3.4.  Governing Law; Consent to Jurisdiction. This Agreement
                        --------------------------------------
and all disputes hereunder shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of laws. Each party hereto irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the United States District Court for the District of Delaware or the Chancery Court of the State of Delaware in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non
                                                              ----- ---
coveniens or any other objection to venue therein); provided, however, that such
---------                                           --------  -------
consent to jurisdiction is solely for the purpose referred to in this Section
3.4 and shall not be deemed to be a general submission to the jurisdiction of said courts or of the State of Delaware other than for such purpose. AT&T and LMC each hereby waive any right to a trial by jury in connection with any such action, suit or proceeding.

          SECTION 3.5.  Counterparts; Effectiveness. This Agreement may be
                        ---------------------------
executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other parties hereto.

          SECTION 3.6.  Specific Performance. Each of AT&T and LMC acknowledges
                        --------------------
and agrees that money damages are not an effective remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable Law, each party waives any objection to the imposition of such relief.

          SECTION 3.7.  Remedies Cumulative. All rights, powers and remedies
                        -------------------
provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          SECTION 3.8.  Termination. This Agreement shall remain in full force
                        -----------
and effect until the Stock Repurchase Program has terminated and the parties hereto have performed all of their respective obligations hereunder with respect to Repurchase Transactions effected prior to such termination. The Stock Repurchase Program will terminate when the maximum number of AT&T Liberty Tracking Shares to be repurchased pursuant to the Stock Repurchase Program (as such amount may be increased or decreased from time to time by action of the Capital Stock Committee) shall have been reacquired by AT&T and cancelled and restored to the status of authorized but unissued shares or, if applicable, at such earlier date as of which (a) the Capital Stock Committee terminates or cancels the Stock Repurchase Program, (b) the Stock Repurchase Program is terminated by the Liberty Media Parties, as set forth in a public announcement to such effect, or (c) there cease to be any AT&T Liberty Tracking Shares outstanding. Upon termination of this Agreement, no party shall have any liability or further obligation to the other under this Agreement, except that the provisions of this Section 3.8 shall survive the termination of this Agreement; provided, however, that such termination shall not relieve any party
           --------  -------
hereto of any liability (x) for any breach of this Agreement occurring prior to such termination or (y) otherwise accrued hereunder. No termination of this Agreement shall limit or otherwise affect the rights or obligations of the parties to the Inter-Group Agreement or the Tax Sharing Agreement (as amended).

          SECTION 3.9.  Severability. In case any provision in this Agreement
                        ------------
shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction.

          SECTION 3.10. Cooperation. Each of AT&T and LMC covenants and agrees
                        -----------
with the other to use its reasonable best efforts to cause each member of the Common Stock Group and each member of the Liberty Media Group, respectively, to fulfill each of its respective obligations, if any, under this Agreement.

          SECTION 3.11. Interpretation. The language used in this Agreement
                        --------------
shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Any references to any statute or law shall also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes," and "including" shall be deemed to be followed by the phrase "without limitation". The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Unless the context shall otherwise require, any references to any agreement or other instrument or statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provisions). Any reference in this Agreement to a "day" or number of "days" (without the explicit qualification of "business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a business day, then such action or notice shall be deferred until, or may be taken or given on, the next business day.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              AT&T CORP.



                              By: /s/ Marilyn J. Wasser
                                  ---------------------
                                  Name: Marilyn J. Wasser
                                  Title: Vice President--Law & Secretary

                              LIBERTY MEDIA CORPORATION



                              By: /s/ Gary S. Howard
                                  ------------------
                                  Name: Gary S. Howard
                                  Title: Executive Vice President

                              LIBERTY MEDIA GROUP LLC



                              By: /s/ Gary S. Howard
                                  ------------------
                                  Name: Gary S. Howard
                                  Title: Executive Vice President

                              Each of the following Covered Entities hereby executes this Agreement as a member of the Liberty Media Group to become a party to this Agreement for so long as it remains a Covered Entity under the applicable provisions of the AT&T Charter
                              Amendment:


                              LIBERTY SP, INC.



                              By: /s/ Gary S. Howard
                                  ------------------
                                  Name: Gary S. Howard
                                  Title: Executive Vice President

                              LIBERTY AGI, INC.



                              By: /s/ Gary S. Howard
                                  ------------------
                                  Name: Gary S. Howard
                                  Title: Executive Vice President

                              LMC INTERACTIVE, INC.



                              By: /s/ Gary S. Howard
                                  ------------------
                                  Name: Gary S. Howard
                                  Title: Executive Vice President